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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07324

Chesapeake Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System, 155 Federal Street, Suite 700 Boston, MA 02110
(Name and address of agent for service)
With a copy to:

Simon H. Berry	John H. Lively
Ultimus Fund Solutions, LLC	The Law Offices of John H. Lively & Associates, Inc.
225 Pictoria Drive, Suite 450	A Member Firm of the 1940 Act Law Group
Cincinnati, Ohio 45246	11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant's telephone number, including area code:	(610) 558-2800

Date of fiscal year end:	October 31, 2017

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Chesapeake Growth Fund Annual Report October 31, 2017
Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund Management Discussion of Fund Performance	December 7, 2017

Market Environment: The fiscal year ended October 31, 2017 proved to be a positive period for the equity market as fears regarding political unrest, emerging market weakness and interest rate uncertainty subsided, while economic growth and corporate earnings began to improve. Better economic conditions in Europe, strong growth in China and an improving United States economy helped pave the way for strong market returns.

Market gains in the first half of 2017 were driven by a resumption of growth in emerging markets and the promise of a more favorable regulatory environment out of Washington. While policy failures regarding healthcare reform and tensions on the Korean Peninsula gave investors pause later in the year, the resumption of corporate earnings growth in the United States, a more measured pace of interest rate increases from the Federal Reserve and the promise of corporate tax reform provided a more accommodating environment for market participants, driving the market broadly higher into year end.

Outlook: We remain cautiously optimistic entering 2018. Last year’s gains were gratifying and, as a result, equity valuations have increased. Moreover, the Federal Reserve appears poised to continue its pattern of measured rate increases going forward. Offsetting these modest headwinds, we see economic growth accelerating as regulatory and corporate tax reform drives increased hiring and business investment, both here and abroad.

As a result, we continue to see considerable potential in the stocks of companies that possess highly capable management teams employing innovative technologies to fundamentally change existing global industries or create new ones. These companies, in our estimation, present the most compelling and rewarding investment opportunities for outperformance over the near and long term, regardless of external factors.

Portfolio Review: The total return for The Chesapeake Growth Fund (the “Fund”) for the fiscal year ended October 31, 2017 was 26.14%, versus 23.63% for the S&P 500® Total Return Index.

The following table breaks out the holdings of the Fund by economic sector and compares 2016 and 2017 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500® Total Return Index (the “S&P 500”).

	10/31/2016		10/31/2017
Economic Sector	S&P 500	Fund	S&P 500	Fund
Consumer Discretionary	12%	23%	12%	22%
Consumer Staples	10%	3%	8%	0%
Energy	7%	11%	6%	9%
Financials	13%	16%	15%	14%
Health Care	14%	11%	14%	11%
Industrials	10%	2%	10%	2%
Information Technology	22%	27%	24%	36%
Materials	3%	0%	3%	1%
Real Estate	3%	0%	3%	1%
Telecommunication Services	3%	0%	2%	0%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Consumer Staples, Energy, Consumer Discretionary and Financials and an increase in Information Technology, Materials and Real Estate.

During the Fund’s fiscal year, Information Technology, Financials and Consumer Discretionary provided the largest positive contributions to overall returns. Industrials and Consumer Staples provided the least positive contribution to the fiscal year, and Energy was the largest detractor.

The Fund’s most significant contributors to gains this fiscal year were Bank of America Corporation (financials), Humana, Inc. (health care), Square, Inc. (information technology), Apple, Inc. (information technology), and Alphabet, Inc. (information technology).

The principal detractors were Pioneer Natural Resources Company (energy), Acadia Healthcare Company, Inc. (health care), Parsley Energy, Inc. (energy), Apache Corporation (energy), and Workday, Inc. (information technology).

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Growth Fund and the S&P 500® Total Return Index*
(Unaudited)
Average Annual Total Returns (for periods ended October 31, 2017)
	1 Year	5 Years	10 Years
The Chesapeake Growth Fund(a)	26.14%	14.39%	3.94%
S&P 500® Total Return Index	23.63%	15.18%	7.51%

*
The S&P 500® Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The expense ratio as disclosed in the March 1, 2017 prospectus was 2.12%.

The Chesapeake Growth Fund

The Chesapeake Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2017 (Unaudited)

Top Ten Equity Holdings
October 31, 2017 (Unaudited)
Security Description	% of Net Assets
Bank of America Corporation	6.8%
Alphabet, Inc. - Class C	6.4%
Humana, Inc.	6.1%
Amazon.com, Inc.	4.8%
MasterCard, Inc. - Class A	4.5%
Facebook, Inc. - Class A	4.3%
Apple, Inc.	4.1%
salesforce.com, inc.	3.8%
Citigroup, Inc.	3.5%
Square, Inc. - Class A	3.3%

The Chesapeake Growth Fund Schedule of Investments October 31, 2017
Common Stocks — 96.3%	Shares	Value
Consumer Discretionary — 22.0%
Internet & Direct Marketing Retail — 6.4%
Amazon.com, Inc. *	1,449	$1,601,551
Liberty Ventures - Series A *	8,809	501,761
		2,103,312
Media — 8.4%
Liberty Broadband Corporation - Series C *	4,181	364,959
Liberty Media Corporation - Liberty Formula One - Series A *	13,272	483,101
Liberty Media Corporation - Liberty SiriusXM - Series A *	16,014	667,944
Liberty Media Corporation - Liberty SiriusXM - Series C *	15,473	644,450
Walt Disney Company (The)	6,315	617,670
		2,778,124
Specialty Retail — 2.8%
TJX Companies, Inc. (The)	13,484	941,183

Textiles, Apparel & Luxury Goods — 4.4%
Canada Goose Holdings, Inc. *	18,246	391,924
lululemon athletica, inc. *	6,095	374,903
PVH Corporation	5,405	685,408
		1,452,235
Energy — 8.9%
Oil, Gas & Consumable Fuels — 8.9%
Concho Resources, Inc. *	3,262	437,793
EOG Resources, Inc.	10,588	1,057,424
Parsley Energy, Inc. - Class A *	21,500	571,900
Pioneer Natural Resources Company	5,934	888,142
		2,955,259
Financials — 14.5%
Banks — 10.3%
Bank of America Corporation	82,520	2,260,223
Citigroup, Inc.	15,525	1,141,087
		3,401,310
Capital Markets — 4.2%
Blackstone Group L.P. (The)	22,555	750,856
Charles Schwab Corporation (The)	14,141	634,082
		1,384,938
Health Care — 11.5%
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. *	1,365	163,336

The Chesapeake Growth Fund Schedule of Investments (Continued)
Common Stocks — 96.3% (Continued)	Shares	Value
Health Care — 11.5% (Continued)
Biotechnology — 2.4% (Continued)
Incyte Corporation *	5,658	$640,768
		804,104
Health Care Equipment & Supplies — 1.0%
Inogen, Inc. *	3,375	333,889

Health Care Providers & Services — 6.8%
Acadia Healthcare Company, Inc. *	6,890	216,070
Humana, Inc.	7,970	2,035,139
		2,251,209
Life Sciences Tools & Services — 1.3%
Illumina, Inc. *	2,015	413,458

Industrials — 2.2%
Aerospace & Defense — 1.4%
Lockheed Martin Corporation	1,572	484,428

Machinery — 0.8%
WABCO Holdings, Inc. *	1,735	256,034

Information Technology — 35.6%
Electronic Equipment, Instruments & Components — 1.4%
IPG Photonics Corporation *	2,215	471,596

Internet Software & Services — 15.5%
2U, Inc. *	8,960	570,125
Alibaba Group Holdings Ltd. - ADR *	2,704	499,943
Alphabet, Inc. - Class C *	2,091	2,125,794
Facebook, Inc. - Class A *	7,898	1,422,114
SPS Commerce, Inc. *	5,470	268,905
Yandex N.V. - Class A *	7,395	250,173
		5,137,054
IT Services — 7.8%
MasterCard, Inc. - Class A	10,001	1,487,849
Square, Inc. - Class A *	29,459	1,095,580
		2,583,429
Software — 6.8%
Electronic Arts, Inc. *	5,439	650,504
Ellie Mae, Inc. *	3,805	342,260
salesforce.com, inc. *	12,152	1,243,636
		2,236,400
Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	8,090	1,367,534

The Chesapeake Growth Fund Schedule of Investments (Continued)
Common Stocks — 96.3% (Continued)	Shares	Value
Materials — 1.1%
Construction Materials — 1.1%
Summit Materials, Inc. - Class A *	11,105	$348,697

Real Estate — 0.5%
Real Estate Management & Development — 0.5%
Howard Hughes Corporation (The) *	1,300	165,919

Total Common Stocks (Cost $31,447,137)		$31,870,112

Money Market Funds — 5.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.92% (a) (Cost $1,948,003)	1,948,003	$1,948,003

Total Investments at Value — 102.2% (Cost $33,395,140)		$33,818,115

Liabilities in Excess of Other Assets — (2.2%)		(711,674)

Total Net Assets — 100.0%		$33,106,441

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of October 31, 2017.
See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Assets and Liabilities October 31, 2017
ASSETS
Investments in securities:
At acquisition cost	$33,395,140
At value (Note 2)	$33,818,115
Receivable for investment securities sold	336,758
Receivable for capital shares sold	4,215
Dividends receivable	10,160
Other assets	16,911
TOTAL ASSETS	34,186,159

LIABILITIES
Payable for investment securities purchased	862,410
Payable for capital shares redeemed	152,675
Payable to Advisor (Note 5)	27,939
Accrued compliance service fees (Note 5)	5,000
Accrued distribution and service plan fees (Note 5)	6,300
Payable to administrator (Note 5)	5,000
Accrued Trustees’ fees (Note 4)	9,133
Other accrued expenses	11,261
TOTAL LIABILITIES	1,079,718

NET ASSETS	$33,106,441

Net assets consist of:
Paid-in capital	$60,033,848
Accumulated net investment loss	(313,162)
Accumulated net realized losses from investment transactions	(27,037,220)
Net unrealized appreciation on investments	422,975
NET ASSETS	$33,106,441

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,078,898

Net asset value, offering price and redemption price per share (Note 2)	$30.69

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Operations For the Year Ended October 31, 2017
INVESTMENT INCOME
Dividends	$251,442

EXPENSES
Investment advisory fees (Note 5)	313,897
Administration fees (Note 5)	60,000
Compliance service fees (Note 5)	60,000
Professional fees	43,038
Distribution and service plan fees (Note 5)	41,461
Trustees’ fees (Note 4)	24,633
Registration and filing fees	24,600
Shareholder account maintenance fees	12,523
Custodian and bank service fees	10,251
Insurance expense	8,722
Postage and supplies	6,861
Printing of shareholder reports	5,281
Other expenses	9,805
TOTAL EXPENSES	621,072

NET INVESTMENT LOSS	(369,630)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	13,889,941
Net change in unrealized appreciation (depreciation) on investments	(6,253,534)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,636,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,266,777

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statements of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS
Net investment loss	$(369,630)	$(425,499)
Net realized gains from investment transactions	13,889,941	2,044,267
Net change in unrealized appreciation (depreciation) on investments	(6,253,534)	(3,191,724)
Net increase (decrease) in net assets resulting from operations	7,266,777	(1,572,956)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	10,616,124
Proceeds from shares sold	216,142	1,891,110
Payments for shares redeemed	(3,875,551)	(9,279,047)
Net increase (decrease) in net assets from capital share transactions	(3,659,409)	3,228,187

TOTAL INCREASE IN NET ASSETS	3,607,368	1,655,231

NET ASSETS
Beginning of year	29,499,073	27,843,842
End of year	$33,106,441	$29,499,073

ACCUMULATED NET INVESTMENT LOSS	$(313,162)	$(378,560)

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares issued in conjunction with fund merger (Note 1)	—	453,036
Shares sold	7,862	73,685
Shares redeemed	(141,669)	(400,025)
Net increase (decrease) in shares outstanding	(133,807)	126,696
Shares outstanding, beginning of year	1,212,705	1,086,009
Shares outstanding, end of year	1,078,898	1,212,705

See accompanying notes to financial statements.

The Chesapeake Growth Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$24.33	$25.64	$23.31	$20.21	$15.67

Income (loss) from investment operations:
Net investment loss	(0.38)	(0.33)	(0.27)	(0.28)	(0.21)
Net realized and unrealized gains (losses) on investments	6.74	(0.98)	2.60	3.38	4.75
Total from investment operations	6.36	(1.31)	2.33	3.10	4.54

Net asset value at end of year	$30.69	$24.33	$25.64	$23.31	$20.21

Total return (a)	26.14%	(5.11%)	10.00%	15.34%	28.97%

Net assets at end of year (000’s)	$33,106	$29,499	$27,844	$27,775	$26,439

Ratio of total expenses to average net assets	1.98%	2.34%	1.89%	1.94%	2.02%

Ratio of net investment loss to average net assets	(1.17%)	(1.65%)	(0.99%)	(1.15%)	(1.04%)

Portfolio turnover rate	215%	79%	65%	49%	48%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

The Chesapeake Growth Fund Notes to Financial Statements October 31, 2017

1. Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of Chesapeake Investment Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust and registered under the Investment Company Act of 1940. The Fund commenced operations on September 29, 1997.

The Fund is the successor to The Chesapeake Core Growth Fund (the “Predecessor Fund”), a series of The Gardner Lewis Investment Trust (the “Former Trust”). The Former Trust was organized as a Massachusetts business trust. At a shareholder meeting held May 25, 2016, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund into the Trust (the “Reorganization”). The Reorganization became effective on June 29, 2016 and, as a result, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. Immediately following the Reorganization on June 29, 2016, the Fund changed its name from The Chesapeake Core Growth Fund to The Chesapeake Growth Fund.

On June 29, 2016, immediately prior to the Reorganization, The Chesapeake Growth Fund (the “Acquired Fund”), previously a series of the Former Trust, consummated a tax-free merger (the “Merger”) into the Fund. Pursuant to the terms of the agreement governing the Merger, each share of the Acquired Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Acquired Fund as of June 29, 2016 ($23.43 and $15.28, respectively), resulting in a conversion ratio of 0.652185 shares of the Fund for each share of the Acquired Fund. The Fund issued 453,036 shares to shareholders of the Acquired Fund. The basis of the assets transferred from the Acquired Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of the Fund and the Acquired Fund as of the Merger date were $18,471,200 and $10,616,124, respectively, including unrealized appreciation on investments of $3,917,806 and $2,478,176, respectively. The Acquired Fund’s net assets as of the Merger date included accumulated realized capital losses of $446,032. Total net assets of the Fund immediately after the Merger were $29,087,324.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,870,112	$—	$—	$31,870,112
Money Market Funds	1,948,003	—	—	1,948,003
Total	$33,818,115	$—	$—	$33,818,115

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2017, the Fund did not have any transfers into or out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Investment transactions and investment income – Investment transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2017 and 2016.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2017:

Cost of portfolio investments	$33,425,113
Gross unrealized appreciation	$1,016,959
Gross unrealized depreciation	(623,957)
Net unrealized appreciation	393,002
Accumulated capital and other losses	(27,320,409)
Accumulated deficit	$(26,927,407)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Net qualified late year losses, incurred after December 31, 2016 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2017, the Fund deferred $313,162 of late year ordinary losses to November 1, 2017 for federal tax purposes.

For the year ended October 31, 2017, the Fund reclassified $435,028 of net investment loss and $104,544,938 of expiring short-term capital loss carryforwards against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards (“CLCFs”) of $13,637,437 to offset current year realized gains.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

The Fund has CLCFs of $27,007,247 that expire October 31, 2018 for federal income tax purposes. These CLCFs may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize all of its CLCFs prior to their expiration.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (October 31, 2014 through October 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended October 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $62,935,436 and $66,027,118, respectively.

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, and certain officers are affiliated with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor (“Independent Trustee”) receives an annual retainer of $10,000. In addition, the Fund pays each Independent Trustee $600 for attendance at each Board meeting, either in person or by telephone, plus reimbursement of any travel and other expenses incurred in attending meetings.

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.

ADMINISTRATOR
Pursuant to servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2017, the Fund incurred $41,461 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD receives compensation from the Fund for such services, which is paid pursuant to the Rule 12b-1 Plan discussed above.

6. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2017, the Fund had 35.6% of the value of its net assets invested in stocks within the Information Technology sector.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Chesapeake Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Chesapeake Investment Trust
and the Shareholders of The Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest in Chesapeake Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 20, 2017

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2017) and held until the end of the period (October 31, 2017).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,108.70	$ 10.31
Based on Hypothetical 5% Return	$1,000.00	$1,015.43	$ 9.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.94% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Theo H. Pitt, Jr. (age 81) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since April 2002	Senior Partner of Community Financial Institutions Consulting (bank consulting).	1
Mr. Pitt serves as an Independent Trustee of World Funds Trust for the fifty-one series of that Trust; Hillman Capital Management Investment Trust for the one series of that Trust; and Starboard Investment Trust for the seventeen series of that Trust (all registered investment companies).

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr. (age 64) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since May 2016	Retired; formerly President and CEO of NC Mutual Insurance Company (insurance company).	1
Mr. Speed is an Independent Trustee of Centaur Mutual Funds Trust for its one series; Hillman Capital Management Investment Trust for its one series; Brown Capital Management Mutual Funds for its four series; and Starboard Investment Trust for its seventeen series (all registered investment companies). Director of M&F Bancorp; and Director of Investors Title Company.

Interested Trustee*
W. Whitfield Gardner (age 55) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer President	Since June 1996 Since December 2012	Managing Partner and Portfolio Manager of the Advisor.	1	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 60) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since October 2013	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 60) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since July 2007	Managing Director of Ultimus and UFD.
Simon Berry (age 46) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since June 2017	Senior Attorney of Ultimus Fund Solutions LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.
Theresa M. Bridge (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since September 2013	Vice President and Director of Financial Administration of Ultimus.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 21, 2017, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including their education and experience. The Trustees noted

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

that the principal executive officer and president of the Trust is an employee of the Advisor and serves the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment Advisors and aggregated peer group data (i.e., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was better than the average and median for no-load funds with less than $50 million in assets within its category for the one-year, three-year and five-year periods ended June 30, 2017, while its performance for the ten-year period ended June 30, 2017 was just below the average and median of no-load funds with less than $50 million in assets within its category. The Trustees also noted that the performance of the Fund compared to other advisory accounts managed by the Advisor utilizing substantially similar strategies was comparable. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset levels of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment Advisors. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor reported that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the management fee of the Fund in comparison to the management fees of comparable funds was higher than average fees in the category and the Fund’s overall net expense ratio was generally also higher than its peers. The Trustees noted that there were a number of funds however that did have similar management fees. Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practices for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the extent to which the

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Chesapeake Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:
1-800-430-3863

World Wide Web @:
www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is James H. Speed, Jr. Mr. Speed is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,750 and $13,750 with respect to the registrant’s fiscal years ended October 31, 2017 and 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2017 and 2016, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chesapeake Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 3, 2018

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	January 3, 2018

*	Print the name and title of each signing officer under his or her signature.